UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 30, 2000

                              Medix Resources, Inc.

             (Exact name of registrant as specified in its charter)

         Colorado                       0-24768                 84-1123311
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

            7100 E. Belleview Avenue, Englewood, CO          80111
            (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None

          (Former name or former address, if changes since last report)

Item 5. Other Events.   Press release announcing the signing of an option
                         agreement to acquire ZirMed.com, Inc.



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Exhibits

Exhibit 99.1 - Press release dated May 30, 2000 announcing the signing of an option agreement to acquire ZirMed.com, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MEDIX RESOURCES, INC.

Date: May 30, 2000                                 By: /s/ Patricia A. Minicucci
                                                       -------------------------
                                                        Executive Vice President